UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

LDH Growth Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40229	98-1562246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Biscayne Blvd, 19th Floor, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 524-1028

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth redeemable warrant	LDHAU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	LDHA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at exercise price of $11.50 per share	LDHAW	The Nasdaq Stock Market LLC

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 2 (“Amendment No. 2”) on Form 8-K/A amends Item 9.01 of the Current Report on the Form 8-K/A filed on March 31, 2022 (the “Original 8-K/A”) solely to correct an incorrect date in Exhibit 99.1 thereto.  Exhibit 99.1 to the Original 8-K/A reflected an incorrect date on the Report of Independent Registered Public Accounting Firm, which has been corrected on Exhibit 99.1 to this Amendment No. 2. No other changes have been made to the Original 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2022	LDH GROWTH CORP I

	By:	/s/ Christopher Cooper
Name: Christopher Cooper
Title: Chief Executive Officer and Chief Financial Officer